TSR, INC. AND SUBSIDIARIES
                                   EXHIBIT 21
                   LIST OF SUBSIDIARIES TO REPORT ON FORM 10-K
                         FISCAL YEAR ENDED MAY 31, 1999

               NAME                                   STATE OF INCORPORATION
               ----                                   ----------------------
     TSR Consulting Services, Inc.                             New York
     Construction Data Services, Inc.                          New York
     TSR Health Care Services, Inc.                            New York
     Catch/21 Enterprises Incorporated                         Delaware



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